SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                    JULY 9, 2004



                          SCORES HOLDING COMPANY, INC.
                          ----------------------------
            (Exact name of registrant as specified in its charter)


              UTAH                              0-16665                         87-042635
---------------------------------      ------------------------    ---------------------------------
  (State or other jurisdiction         (Commission File Number)    (IRS Employer Identification No.)
of incorporation or organization)

                  533-535 WEST 27TH STREET, NEW YORK NY 10001
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)



                                (212) 868-4900
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


        --------------------------------------------------------------
        (Former Name or Former Address, If Changed since Last Report.)

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

ITEM 5. OTHER EVENTS.

      On or about June 25, 2004, the independent accountants for Scores Holding Company, Inc. (the "Company") were served with a subpoena from the New York District Attorney in connection with proceedings of the Grand Jury of the County of New York, State of New York. Based on the subpoena, it appears that the Grand Jury is conducting an investigation into unspecified matters concerning the Company's business and affairs. The subpoena directed the independent accountants to produce records from January 1, 2001 through June 25, 2004 in their possession concerning the Company.

      The Company has not to date been charged with any violations or crimes.

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

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SCORES HOLDING COMPANY, INC.



Dated: July 9, 2004                 By: /s/ Richard Goldring
                                        -----------------------------------
                                        Richard Goldring
                                        President & Chief Executive Officer

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